NOTE: Information has been redacted from the following agreement. The location of such redacted information is identified by asterisks (*). Such information is confidential and has been omitted pursuant to 17 C.F.R. Reg.
Section 240.24b-2 and filed separately with the Securities and Exchange Commission.

______________________________________________________________________________


                                OEM PURCHASE AGREEMENT

    THIS OEM PURCHASE AGREEMENT is entered into between *********
("*********"), and EIP MICROWAVE, INC., a Delaware corporation doing business at 1745 McCandless Drive, Milpitas, CA 95035-8024 ("Supplier"), effective as of the date of execution by the last signing party (the "Effective Date").


1   SCOPE OF AGREEMENT


    1.1 GENERAL. This Agreement sets forth the terms and conditions under which Supplier agrees to sell, license and support the OEM Products listed in EXHIBIT A to this Agreement. The OEM Products shall be regarded as "Original Equipment Manufacturer" products that shall either be sold separately or incorporated into ********* Products for resale worldwide. The OEM Products and the ********* Products will be marketed, serviced, and supported by *********'s field organization, subject to the marketing, service, and support obligations of Supplier pursuant to this Agreement. All OEM Products shall be new (I.E., not previously sold to a customer), except as provided in Sections 3.3 or 4.7, as provided in
          Section 1.2 of EXHIBIT B of this Agreement or as otherwise provided by the parties.

    1.2 TERM OF AGREEMENT. Unless earlier terminated under the provisions of this Agreement, this Agreement shall commence as of the Effective Date and continue for a five (5) year period thereafter (referred to herein as the "Initial Term"). After the Initial Term, this Agreement shall continue automatically for two (2) additional one year terms (each referred to herein as an "Additional Term"), unless terminated by either party upon one hundred and twenty (120) days written notice prior to expiration of the Initial Term or any such Additional Term. The Initial Term and any applicable Additional Terms are collectively referred to as the "Term".

2   DEFINITIONS

    The following capitalized terms shall have these meanings throughout this Agreement.

    2.1 "Delivery Date" shall mean the date specified in an Order for the delivery of OEM Products by Supplier to the destination required under the Order.

    2.2 "Documentation" shall mean the user and technical manuals and other documentation that Supplier will make available with the OEM Products.

    2.3   "********* Products" shall mean ********* data-sheeted and *********
          model-numbered products and/or systems that will incorporate the OEM Products and that will be marketed and sold to end-user customers by ********* and its distributors.

    2.4 "********* Property" shall mean all property, including without limitation, designs, documentation, models, tools, equipment and materials furnished to Supplier by ********* or paid for by ********* for use by Supplier in connection with this Agreement.

    2.5 "Intellectual Property Rights" shall mean all rights in patents, copyrights, trade secrets, trademarks, trade names and other similar proprietary rights.

    2.6 "Marks" shall mean the trademarks, trade names, logos, insignia, symbols, designs or other marks of a party.

    2.7 "OEM Products" shall mean the products developed by Supplier listed in EXHIBIT A and all related Documentation and Parts.

    2.8 "Orders" shall mean a written or electronic purchase order placed by ********* to Supplier for purchase of the OEM Products.

    2.9 "Parts" shall mean the replacement parts, components, assemblies, consumables or other products that may be purchased from Supplier in conjunction with or as additions to the OEM Products.

    2.10 "Software" shall mean any software or firmware products included or bundled with the OEM Products, as referred to in the description of OEM Products in EXHIBIT A attached hereto.

    2.11 "Specifications" shall mean the technical and functional requirements for the OEM Products as set forth or referenced in EXHIBIT A to this Agreement, as revised with the written consent of both parties.

    2.12 "Subsidiary" shall mean an entity controlled by or under common control with a party to this Agreement, through ownership or control directly or indirectly of fifty percent (50%) or more of the voting power of the shares or other means of ownership or control, provided that such control continues to exist.

3  TESTING, EVALUATION, DELIVERY AND ACCEPTANCE

     3.1 DELIVERY. Supplier has delivered to ********* units of OEM Product ********* for testing and evaluation ("Test Units").

     3.2    TESTING AND ACCEPTANCE PROCEDURE.  (a)  ********* shall have six
            (6) weeks from the date of receipt of the second Test Unit to evaluate the Test Units for conformity with the Specifications, and either accept, return for rework, or reject the Test Units. ********* shall be entitled to test and evaluate the Test Units by whatever means it deems appropriate, consistent with Supplier's rights in the Test Units, and Supplier hereby grants to ********* a license to use the Test Units to perform its evaluation.

            (b) Upon *********'s completion of its testing and evaluation described in Section 3.2(a) above, ********* shall either (i) notify Supplier in writing that the Test Units meet the Specifications and are accepted; or (ii) notify Supplier that the Test Units fail to meet the Specifications and are rejected.

            (c) In the event that ********* notifies Supplier that the Test Units fail to meet the Specifications, ********* shall return the Test Units to Supplier for rework, together with a reasonably detailed written explanation of the Specifications which have not been met. Supplier will attempt to rework and resubmit the Test Units for re-evaluation by ********* within ten (10) days after receipt of the Test Units from *********, or such other time period as mutually agreed to by the parties. If ********* determines, after re-evaluation, that the re-worked Test Units fail to meet the Specifications, ********* shall notify Supplier that the Test Units fail to meet the Specifications and are rejected.

     3.3 INITIAL ORDER. If ********* is satisfied that the Test Units meet the Specifications, then ********* shall issue a noncancellable Order to Supplier for a total of ********* OEM Products (the "Initial Order"). If Supplier is satisfied that the Test Units meet the Specifications, then Supplier shall accept the Initial Order. ********* shall return the Test Units to Supplier, and Supplier shall have the right to package and sell all returned Test Units to ********* as new OEM Products, subject to the provisions of Section 10 and all other terms of this Agreement.

     3.4 TERMINATION. If the Initial Order has not been issued by ********* and accepted by Supplier on or before July 12, 1997, then either party may in its sole discretion terminate this Agreement without incurring any liability to the other party. The right to terminate the Agreement under this Section 3.4 shall commence on July 13, 1997 and shall continue until such time as the Initial Order has been issued by ********* and accepted by Supplier. Upon termination under this Section 3.4, ********* shall return all Tests Units to Supplier, and each party shall return all Confidential Information to the disclosing party, so that no Confidential Information is retained by either party.

4    ORDER AND SHIPMENT OF OEM PRODUCTS

     4.1 ORDERS. Each delivery of OEM Products shall be initiated by an Order issued to Supplier by *********. Each Order shall include
            (i) product quantity; (ii) unit price; (iii) shipping destination;
            (iv) Delivery Date; (v) product option configuration; and (vi) other instructions or requirements pertinent to the Order. ********* may schedule regular intervals for deliveries by an appropriate Order setting forth the intervals.

     4.2 ORDER ACKNOWLEDGMENT. Supplier shall acknowledge and either accept or reject each Order (via telefax as provided in Section 23.1 below) within two (2) business days of receipt. All Orders shall be deemed accepted by Supplier unless ********* receives notice of rejection from Supplier within two (2) business days of Supplier's receipt of the Order. Supplier shall be bound by the terms and conditions of every Order acknowledged and accepted and every Order deemed accepted as provided herein. Supplier agrees not to unreasonably withhold acceptance of any Orders. In the event that Supplier rejects seven (7) consecutive Orders, ********* shall have the right to terminate the Agreement pursuant to Section 19 below. An Order shall be deemed to have been placed as of the date of receipt of the Order by Supplier. To the extent of any inconsistency between the terms of an Order and the terms of this Agreement, the terms set forth herein shall control and take precedence.

     4.3 FORECASTS. On or before the first day of each month, ********* agrees to provide Supplier with a six (6) month rolling forecast of its projected orders. Any quantities listed in any forecasts or other correspondence between the parties (other than an Order) are only estimates made as an accommodation for planning purposes and should in no way be construed as a commitment on *********'s part to purchase such quantity. ********* may revise any forecasts in its sole discretion.

     4.4 LEAD TIME. Supplier agrees to use its best efforts to meet the Delivery Date of each accepted Order. In the event Supplier is unable to meet the Delivery Date of any accepted Order, ********* shall have the right to cancel such Order without charge.

     4.5 INVENTORY REQUIREMENT. Supplier shall maintain (on a first in, first out basis) a protective inventory equal to the materials and components required to manufacture ********* units of each model of OEM Product (including all available options). If this inventory is depleted, Supplier shall replenish the inventory as soon as possible after depletion.

     4.6 ORDER CHANGES. The parties acknowledge that Orders are subject to postponement, decrease or cancellation by ********* pursuant to
            Section 4.6(a)
            below (in the case of Large Orders) and Section
            4.6(b) below (in the case of other Orders).   However, the Initial
            Order is not subject to any postponement, decrease or cancellation.

            (a) If *********'s customer postpones, decreases or cancels an order to ********* that was the basis for a Large Order by ********* to Supplier, then ********* has the right to postpone, decrease or cancel such Large Order to the same extent by notice to Supplier at least one day prior to the Delivery Date. If Supplier incurs additional costs directly associated with the OEM Product subject to the cancelled Large Order, then ********* will reimburse Supplier upon demand an amount equal to *********.

            (b) ********* has the right, without incurring any liability to Supplier, to postpone, decrease or cancel any Order (other than a Large Order) by notice to Supplier at least one day prior to the Delivery Date, PROVIDED, HOWEVER, that *********'s rights described in this sentence are limited to the postponement, decrease or cancellation of Orders for
                   *********..

     4.7 CUSTOMER RETURNS. If any OEM Product is returned to ********* by *********'s customer within ********* months following the date such OEM Product was first delivered to that ********* customer, and that OEM Product is in operable condition, then ********* will be entitled to immediately return such OEM Product to Supplier in accordance with Section 7 for *********. If any such OEM Product requires any cosmetic refurbishment or damage repair, the refund will be further reduced by an amount to be negotiated by the parties at such time to cover such refurbishment and repair costs. Notwithstanding the foregoing, *********'s right to return OEM Products in any calendar month is limited to ********* units in the aggregate in any month.

     4.8 SHIPMENT REQUIREMENTS. All Orders shall be shipped complete. If only a portion of the OEM Products is available for shipment to meet the Delivery Date, Supplier shall immediately notify ********* and either ship the available OEM Products or reschedule shipment, as directed by *********. If Supplier ships any OEM Product by a method other than as specified in the corresponding Order, Supplier shall pay any resulting increase in the cost of freight. Supplier shall immediately advise ********* of any prospective failure to ship the specified quantity of released OEM Product in time to meet the Delivery Date. ********* may utilize drop shipment options to any designation specified by *********.

     4.9 ********* OPTION TO ACCEPT OVERSHIPMENTS. If Supplier ships more OEM Products than ordered, the amount of the overshipment may either be kept by ********* for credit against future Orders or returned to Supplier pursuant to Section 7 below, at *********'s election.

     4.10 MEETING DELIVERY DATES. If due to Supplier's failure to make a timely shipment, the specified method of transportation would not permit Supplier to meet the Delivery Date, the OEM Products affected shall be shipped by air transportation or other expedient means acceptable to *********. Supplier shall pay for any resulting increase in the freight cost over that which ********* would have been required to pay by the specified method of transportation.

     4.11 RISK OF LOSS. Shipments shall be F.O.B. Supplier's place of shipment. Title to OEM Products ordered hereunder and risk of loss or damage shall pass from Supplier to ********* upon Supplier's delivery of the OEM Products to the common carrier specified by *********, subject to the provisions below with respect to packing and handling.

     4.12 NO ADVANCE SHIPMENT. Supplier shall not ship any OEM Product more than three (3) work days prior to the shipment date required to meet the Delivery Date by the method of transportation specified in the Order. If Supplier ships more than three (3) work days in advance of such shipment date, ********* may at its option either return the OEM Products pursuant to Section 7 below or delay processing the corresponding invoice until the Delivery Date.

     4.13 PACKAGE CONTENTS. Each delivery of OEM Products to ********* shall include a packing list which contains at least:

            (a)    The Order number and the ********* part number;

            (b)    The quantity of OEM Products or Parts shipped; and

            (c)    The date of shipment.

     4.14 PACKAGING PROTECTION. Supplier shall preserve, package, handle, and pack all OEM Products so as to protect the OEM Products from loss or damage, in conformance with good commercial practice. Special static protection shall be provided for OEM Products requiring such packaging.

     4.15 RESPONSIBILITY FOR DAMAGE. Supplier shall be liable for any loss or damage due to (a) its failure to properly preserve, package, handle, or pack OEM Products in accordance with Section 4.14 hereof, and/or (b) a release of chemicals or other hazardous materials to the environment prior to *********'s actual receipt of the corresponding OEM Products (collectively "Supplier's Damages"). Following delivery of the OEM Products to the common carrier, ********* shall be liable for any loss or damage excluding Supplier's Damages. ********* shall be responsible for asserting any claims for loss or damage for which ********* is liable hereunder against the common carrier involved and Supplier shall provide reasonable assistance to ********* in connection therewith.

5.   PRICES AND PAYMENT TERMS

     5.1 OEM PRODUCT PRICES. Supplier's prices for the OEM Products and Parts (including OEM Products and Parts ordered in connection with "Large Orders" as such term is defined in EXHIBIT E) are set forth in EXHIBIT B, in U.S. currency unless otherwise stated, and shall remain in effect during the Term, subject to Section 5.2 hereof. OEM Products and Parts shall also be subject to any applicable prompt payment discounts pursuant to Section 5.3.

     5.2    CHANGED PRICES.

            (a) Either ********* or Supplier may request a change in the then current prices of the OEM Products or Parts on or before *********of any year during the term of this Agreement. Any subsequent increase or decrease in the prices of the OEM Products or Parts set forth in Exhibit B must be approved in writing by both parties, and upon mutual written consent Exhibit B shall be deemed amended. Any such price increases or decreases will become effective as of the first day of *********, and shall apply to all Orders issued by ********* after the effective date of such prices, except as provided in Section 5.2(d) below.

            (b) Supplier shall have the right, without the consent of *********, to change the prices of the OEM Products or Parts set forth in Exhibit B effective *********, provided that Supplier gives ********* written notice of such changed prices on or before *********. In no event shall such change in prices exceed a ********* increase in the then current prices for the OEM Products or Parts. In the event of such price change Exhibit B shall be deemed to be amended accordingly. Any such price change shall apply to all orders issued by ********* after the effective date of such prices, except as provided in Section 5.2(d) below.

            (c) In addition, Supplier shall have the right, without the consent of *********, to change the prices of the OEM Products or Parts set forth in Exhibit B effective *********, provided that Supplier gives ********* written notice of such changed prices on or before *********. In no event shall such change in prices exceed a ********* increase in then current prices for the OEM Products or Parts. In the event of such price change Exhibit B shall be deemed to be amended accordingly. Any such price change shall apply to all orders issued by ********* after the effective date of such prices, except as provided in Section 5.2(d) below.

            (d) Price changes pursuant to this Section 5.2 shall not apply to OEM Products ordered in connection with "Large Orders" as defined in Exhibit E, provided that the contracts for such Large Orders were executed prior to the effective date of the price change.

     5.3 PAYMENT PROCEDURE. Payments required to be made by ********* under this Agreement shall be net ********* days after receipt by ********* of an appropriate invoice from Supplier. Invoices for OEM Products shall not be issued prior to the shipment date for such products. Invoices for training, support and other Supplier services shall be issued as mutually agreed to in writing by Supplier and *********. Except as otherwise provided in this Agreement, associated freight expenses and duties shall be paid directly by *********. ********* shall not be liable for any costs related to or payments for unordered, defective or noncomplying products returned to Supplier prior to the due date of the corresponding invoice. In the event that ********* has issued payment for any unordered products, ********* shall be entitled to a credit upon return of such products to Supplier. If ********* fails to pay any amounts owed to Supplier under the terms of this Agreement when due, ********* shall pay Supplier a ********* processing fee, plus interest on such unpaid sum at the rate of ********* per annum or the legal limit, whichever is less, commencing on the applicable due date until such amount is paid in full. If payment is made in full within ten (10) days of the invoice date, a prompt payment discount of *********shall apply to the invoiced amount.

     5.4 PRICE WARRANTY. If, during the Term, Supplier offers a better pricing formula to other purchasers for similar volumes of OEM Products, then Supplier shall offer such pricing formula to ********* retroactively as of the date first offered the third party.

     5.5 INDEPENDENT PRICING. Notwithstanding any other provision of this Agreement, ********* shall have the right to determine the prices of ********* Products.

6.   INSURANCE REQUIREMENTS

     6.1 INSURANCE COVERAGE. Supplier will maintain Commercial General Liability Insurance (including but not limited to premises and operations, products and completed operations, broad form contractual liability, broad form property damage and personal injury liability) with a minimum limit of $1,000,000 combined single limit per occurrence and $5,000,000 in the aggregate, protecting ********* from claims of bodily injury, including death, and property damage that may arise from use of any defective OEM Products. Each policy obtained by Supplier will name *********, its officers, directors and employees as additional insureds on the certificates of insurance and will stipulate that the insurance coverage afforded the additional insureds will apply as primary insurance and that no other insurance will be called upon to contribute to a loss covered thereunder. Supplier will request that each certificate of insurance provide that coverages will not be canceled without 30 days' prior written notice to *********. In the event that coverages are canceled, allowed to expire, modified or reduced in coverage, Supplier will provide ********* with immediate written notice thereof. Policies triggered by the occurrence of a covered event will be maintained with ********* named as an additional insured throughout the term of this Agreement and for at least one year thereafter.

     6.2 CLAIMS MADE COVERAGE. If any policies have "claims made" coverage, Supplier will maintain such coverages with ********* named as an additional insured for a minimum of three years after termination of this Agreement. Supplier will promptly notify ********* upon any decision not to maintain such coverage. Supplier will deliver copies of policies or certificates evidencing such policies to the ********* contact listed in EXHIBIT D.

     6.3 ADDITIONAL REQUIREMENTS. All deductibles on policies providing coverage will be paid by Supplier. In no event will the coverages or limits of any insurance required under this Article, or the lack or unavailability of any other insurance, be deemed to limit or diminish Supplier's obligations or liability to ********* under this Agreement.

7    RETURN OF PRODUCTS

     7.1 RETURN MATERIALS AUTHORIZATION. All OEM Products returned by ********* to Supplier shall be accompanied by a Return Materials Authorization ("RMA"). Unless further verification is reasonably required by Supplier, Supplier shall supply an RMA within two work days of *********'s request. ********* may return the OEM Products without any RMA if Supplier fails to provide one.

     7.2 RETURN CHARGES. All OEM Products not complying with the product warranty in Section 10.1 that are returned by ********* to Supplier, and all replacement or repaired OEM Products shipped by Supplier to ********* to replace such OEM Products, shall be at Supplier's risk and expense, including transportation charges (round trip charges for replacement or repaired OEM Products).

     7.3 DUTY TO REMOVE MARKS. Supplier shall remove from all OEM Products rejected, returned, or not purchased by *********, any of *********'s Marks or part numbers, prior to Supplier's sale, use, or disposition of such OEM Products unless resold to ********* pursuant to this Agreement.

8    ENGINEERING PROCESS OR DESIGN CHANGES

     8.1 SUPPLIER PROPOSED CHANGES. Supplier shall not, without the prior written consent of *********, make or incorporate in OEM Products any of the following changes (collectively, "Engineering Changes").

            (a) Process or design changes other than insignificant changes (insignificant changes are those that do not affect Specifications, mechanical form, fit, function or supportability);

            (b) Geographical relocation of manufacturing processes beyond a fifty (50) mile radius of the location of such processes on the Effective Date (unless Supplier agrees in advance of any such relocation pursuant to an amendment to this Agreement to pay any resulting increase in the freight cost for all shipments of OEM Products following such relocation); or

            (c) Process step discontinuances affecting the electrical performance (whether specified or not), the mechanical form, fit, or function, the supportability, the environmental compatibility or chemical characteristics, or the life, reliability, or quality of OEM Products.

     8.2 NOTICE OF CHANGE. Supplier shall give ********* notice of any proposed Engineering Change, and shall provide evaluation samples and other appropriate information as specified by ********* at least ninety (90) days prior to the first proposed shipment of any OEM Products involving an Engineering Change. Regardless of whether ********* approves a proposed Engineering Change, lead time shall not be changed.

     8.3    ********* PROPOSED CHANGES.  ********* may change *********
            supplied drawings, designs, or specifications at any time prior to shipment of corresponding released OEM Products subject to Supplier's approval. Any such change shall be effective upon Supplier's approval, which approval shall not be unreasonably withheld or delayed, subject to Section 8.4.

     8.4 SUPPLIER PROPOSED PRICE OR DELIVERY CHANGES. If any change proposed by ********* pursuant to Section 8.3 reasonably and directly affects the prices or delivery schedules of OEM Products, an equitable adjustment shall be made provided that Supplier makes a written claim for an adjustment within thirty (30) days from the date ********* gives written notice to Supplier of the change and ********* agrees in writing to the adjustment. If the parties, acting reasonably and in good faith, are unable to agree within thirty (30) days after written claim by Supplier upon any ********* change or the amount of any adjustment pursuant to this
            Section 8.4, then Supplier shall have no obligation to implement the change and ********* may terminate this Agreement as to the OEM Products affected.

     8.5    SAFETY STANDARD CHANGES.

             (a) Supplier shall immediately give notice to ********* if any upgrade, substitution or other change to an OEM Product is required by law to make that product meet applicable safety standards or other governmental statutes, orders or regulations, even those which do not affect form, fit, or function.

            (b) If affected OEM Products already purchased by ********* are required by any applicable law to be upgraded, substituted or changed (I.E., a government mandated recall), then Supplier shall be responsible for all costs associated with such upgrade, substitution or change including, without limitation, *********'s reasonable costs in implementing the recall; and at *********'s option the affected OEM Products shall either be returned to Supplier for factory upgrade, substitution or change, or upgraded, substituted or changed by ********* in the field, PROVIDED, that if the option (I.E., factory or field) selected by ********* results in increased costs to Supplier as compared to the other option, then the parties will negotiate the allocation of such increased costs between the parties. In the event of any such ********* field upgrade, substitution or change, Supplier shall provide the appropriate Parts and OEM Products free of charge to *********. Such Parts or OEM Products shall have the same priority as current shipments incorporating the upgrades, substitutions or changes.

            (c) If affected OEM Products already purchased by ********* are NOT required by any applicable law to be upgraded, substituted or changed (I.E., there is no government mandated recall), then neither party shall have any obligation to make any upgrade, substitution or change. However, upon request of either party, ********* and Supplier will meet and discuss whether, and in what manner and at whose expense, such upgrades, substitutions or changes should be offered or made.

9    QUALITY

     9.1 QUALITY PROGRAM. Supplier shall maintain an objective quality program for all OEM Products supplied pursuant to this Agreement. Supplier's program shall be in accordance with *********'s Quality System Requirements, attached as EXHIBIT F hereto, or if applicable, any additional or substitute quality requirements agreed to in writing by the parties. Supplier shall, upon *********'s request, provide to ********* copies of Supplier's quality program and supporting test documentation.

     9.2 *********'S RIGHT TO INSPECT. ********* shall have the right to inspect, at Supplier's plant, the OEM Products and associated nonproprietary manufacturing processes. Any inspection of OEM Products shall be prior to shipment. Manufacturing processes may be inspected at any time during the Term. *********'s inspection may be for any reason reasonably related to this Agreement, including to assure Supplier's compliance with this Agreement. *********'s right of inspection shall apply as well to any vendor or supplier of Supplier, and Supplier agrees to inform such suppliers of *********'s right to inspect and make such facilities reasonably available. ********* acknowledges that Supplier cannot provide assurances as to whether any supplier or vendor will permit any inspection.

10   WARRANTIES

     10.1 PRODUCT WARRANTY.

     (a) Supplier warrants that all OEM Products shall be manufactured, processed and assembled by Supplier or by companies under Supplier's direction; conform to the Specification; conform strictly to the requirements of all Orders; and be free from defects in design, material and workmanship. The foregoing warranty does not apply to defects resulting from: (i) maintenance or calibration by ********* or its customers not in accordance with applicable industry standards; (ii) *********, customer or third party supplied software, interfacing or supplies to the extent that such defect would not have arisen but for such software, interfacing or supplies; (iii) unauthorized modification of the OEM Product to the extent that such defect would not have arisen but for such modification; (iv) use or operation outside of the Specification for the OEM Product; or (v) abuse, negligence, accident, loss or damage in transit. Supplier does not warrant that the operation of OEM Products will be uninterrupted or error free. Calibration is not included as part of warranty repair service.

     (b) (1) PRODUCTS FOUND DEFECTIVE BY *********. ********* may elect, in its sole discretion, to return for replacement or repair at Supplier's expense, any OEM Product which fails to satisfy the product warranty set forth in Section 10.1(a). ********* shall return such OEM Product to Supplier within fifteen (15) business days after *********'s discovery of the defect. Supplier shall return the replacement or repaired OEM Product as soon as possible, but in no event later than ten (10) business days after receipt of the product from ********* (in the case of any return during the first six (6) months after the first shipment of OEM Products) or five (5) business days after receipt of the product from ********* (in case of any return thereafter).

            (2) PRODUCTS FOUND DEFECTIVE BY *********'S CUSTOMERS. Any OEM Product which fails to satisfy the product warranty set forth in
            Section 10.1(a) after shipment to *********'s customer shall be repaired by ********* at the local service office as provided in Exhibit C hereto. Supplier will reimburse ********* for the cost of Parts and labor in connection with such repairs, at rates no higher than the internal rates paid by ********* to its service centers. If ********* is unable to repair the OEM Product locally after its reasonable efforts to do so, the product shall be returned to Supplier for replacement or repair at Supplier's expense. Supplier shall return the replacement or repaired OEM Product as soon as possible, but in no event later than thirty (30) days after receipt of the product by Supplier.

            (3) ********* REMEDY. If Supplier fails to return the replacement or repaired OEM Product to ********* in a timely manner pursuant to Sections 10.1(b)(1) and 10.1(b)(2) above, ********* may reject the product and obtain a full refund of all costs paid by ********* for the OEM Product, without any deductions. In addition, if *********'s customer requires that ********* deliver a similar product in substitution for the noncomplying OEM Product and ********* procures a similar product for such customer, then Supplier shall reimburse ********* upon demand an amount equal to
            (a) *********'s actual documented direct costs incurred in purchasing such similar product up to a maximum of two times the price of the applicable OEM Product set forth on the Order, minus
            (b) the amount refunded by Supplier for such noncomplying OEM Product, up to a maximum of *********units per customer.

     10.2 WARRANTY OF TITLE AND NONINFRINGEMENT. Supplier warrants that the OEM Products shall be free and clear of all liens, encumbrances, restrictions, and other claims against title or ownership. Supplier further warrants that, to the best of its knowledge, the OEM Products do not violate or infringe any third party intellectual property rights and that Supplier is not aware of any facts upon which such claim could be made.

     10.3 SURVIVAL OF WARRANTIES. All warranties specified above shall survive any inspection, delivery, acceptance, or payment by ********* and be in effect for the shorter of the one (1) year period following the date of shipment of the OEM Product or the ********* Product containing the OEM Product to *********'s end-user customers and the 16-month period following the date of Supplier's shipment of the OEM Product to *********.

     10.4 DISCLAIMER. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, SUPPLIER MAKES NO OTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, REGARDING ANY OEM PRODUCT, OR REGARDING THEIR MERCHANTABILITY OR THEIR FITNESS FOR ANY PARTICULAR PURPOSE.

11   SUPPORT SERVICES

     11.1 GENERAL. Supplier will provide ********* with ongoing maintenance and technical support for the OEM Products (including making necessary Parts available) as provided in EXHIBIT C attached hereto. Supplier agrees to maintain such number of qualified personnel as is necessary to provide timely and knowledgeable maintenance and support service.

     11.2 NEW ********* PRODUCTS. The parties intend that, during the Term, the OEM Products will be compatible with future releases and revisions of ********* Products; PROVIDED that such new ********* products support the future versions of the OEM Products.
            ********* will notify Supplier six (6) months, or at the soonest practicable date, prior to *********'s release of new ********* Products. Upon request by *********, Supplier agrees to use all reasonable efforts to provide ********* with the OEM Products adapted for use with such new ********* Products within timeframes and at such additional costs, if any, to be negotiated by the parties, PROVIDED that ********* makes available to Supplier such ********* Property reasonably necessary for Supplier to develop any adaptation.

     11.3   ********* PROPERTY.  ********* may furnish to Supplier *********
            Property under the terms of *********'s standard Equipment Loan Agreement for use solely in Supplier's manufacturing, testing, adapting, and supporting the OEM Products. All ********* Property shall be clearly segregated and identified as the sole property of *********. ********* Property may not be transferred, assigned, loaned or in any way encumbered. ********* Property may be furnished to third parties for fulfillment of Supplier's obligations hereunder only upon *********'s prior written consent.

     11.4 SUBSTITUTE PRODUCTS. If Supplier develops any products that are less expensive than the comparable OEM Products available under this Agreement, ********* shall have the right to substitute the less expensive products at a reduced price (which will be negotiated in good faith by the parties) as compared to the comparable OEM Products for all subsequent purchases under this Agreement.

     11.5 FAILURE RATE. Notwithstanding that the warranties given in Section 10.1(a) above apply to 100% of OEM Products, Supplier and ********* acknowledge that the continuous failure rate of all OEM Products shipped during the first six (6) months following shipment of the Initial Order is expected to be less than ********* for the first ********* days after shipment by ********* to its customers. Thereafter, the continuous failure rate of all OEM Products shipped during the next ********* is expected to be less than ********* for the first 1 ********* after shipment by ********* to its customers. After the initial period of *********, a continuous annual failure rate for all OEM Products is expected to be *********. If the actual failure rate for OEM Products exceeds this expected rate, Supplier shall provide reasonable additional engineering and technical support beyond any continual improvement efforts specified in this Agreement to bring the actual failure rate within the expected failure rate specified in this Section 11.5.

     11.6 FAILURE REMEDIES. In the event of a failure rate exceeding the expected failure rate specified above (a "Failure"), ********* shall have the following remedies for a one (1) year period commencing upon receipt by *********'s end user customer of OEM Products or the corresponding ********* Products.

            (a) In the event of a Failure, Supplier shall promptly provide to ********* a root cause analysis and corrective action plan, which in no event, shall exceed ten (10) business days after written request from *********. ********* agrees to make available such information and assistance reasonably required to allow Supplier to conduct its root cause analysis and provide its corrective action report.

            (b) Except as otherwise provided in Section 8.5 above, neither party shall have any obligation to make a field stocking recall or customer based recall or retrofit. However, after review of the Supplier's root cause analysis and corrective action plan and upon request of either party, ********* and Supplier will meet and discuss whether a field stocking recall or customer based recall or retrofit should be conducted and how the expenses of any such recall or retrofit will be allocated.

     11.7 SURVIVAL OF SUPPORT OBLIGATIONS. Supplier's maintenance and support obligations provided in Exhibit C shall run for the Term and shall continue for a period of five (5) years after ********* ships the last ********* Product or an OEM Product. This obligation includes making necessary Parts available to *********.

12   OBSOLESCENCE

     12.1 DISCONTINUED PRODUCTS. Supplier acknowledges that it intends to manufacture support and supply the OEM Products for the term of the Agreement without interruption. If, however, it becomes impractical to continue the supply or support of any OEM Product (a "Discontinued Product"), Supplier shall give notice to ********* no less than ********* months in advance of the last Order date of the Discontinued Product. After receipt of notice of discontinuance, ********* may, at its option, purchase from Supplier such quantity of the Discontinued Product as ********* deems necessary for its future requirements.

13   TRAINING

     13.1 TECHNICAL TRAINING. Supplier shall provide technical training, for a period not to exceed ten (10) business days, to the ********* Program Manager and that manager's team sufficient for that manager and his or her team to become fully familiar with the OEM Products and their markets. All such training shall take place on such dates as are agreed by the parties, and shall be held at Supplier's facility (or at such other location requested by *********, provided that ********* reimburses the reasonable travel and living expenses of Supplier's representatives). Such training shall be at no charge to ********* except for the compensation, travel and living expenses of the ********* team. ********* may further request and Supplier shall provide additional training as reasonably necessary to inform ********* personnel of upgraded, enhanced or new versions of the OEM Products. Additional training shall be provided upon mutually agreeable terms and conditions.

     13.2 *********'S RIGHTS IN TRAINING CLASSES AND MATERIALS. Subject to the provisions of Section 20, ********* may duplicate and use, either internally or for *********'s customers, all training classes, methods, and materials supplied or developed by Supplier pursuant to this Agreement. *********'s use may be in any manner ********* reasonably deems appropriate, at no charge to *********.

14   MARKETING AND LICENSING

     14.1 MARKETING AUTHORITY. ********* shall have the authority to market the OEM Products and the ********* Products containing the OEM Products to the extent it deems appropriate, in its sole discretion. Without limiting the generality of the foregoing sentence, nothing in this Agreement shall be construed or interpreted to place a "best efforts" obligation upon ********* with respect to marketing the ********* Products or OEM Products or preclude ********* from independently developing, purchasing, licensing, or marketing any product which performs the same or similar function as the OEM Products. ********* shall have the right to use its then current standard form business and license terms for all marketing of the OEM Products and ********* Products.

     14.2 NO RIGHTS IN MARKS. Except as otherwise specified in the private labeling section below, nothing in this Agreement shall be construed to grant either party any rights in the Marks of the other party. Supplier acknowledges, however, that ********* may use the name of Supplier and the name of the OEM Products in advertising and marketing the OEM Products or the ********* Products. The ********* Products shall be affixed with copyright notices sufficient to give notice as to the rights of the parties in their respective products.

     14.3 PRIVATE LABELING. Supplier shall ensure that the OEM Products contain the ********* Marks, serial number format and packaging specified by ********* and conforming to ********* specifications for external appearance (which shall not require any material change in form or dimensions of OEM Products or require commercially unreasonable actions). Except as provided herein, Supplier shall have no other right or license in any ********* Marks.

     14.4 INTELLECTUAL PROPERTY RIGHTS. All intellectual property rights existing prior to the Effective Date shall belong to the party that owned such rights immediately prior to the Effective Date. Neither party shall gain by virtue of this Agreement any rights of ownership of copyrights, patents, trade secrets, trademarks, or any other intellectual property rights owned by the other. To the extent that the OEM

            Products or Software contain any intellectual property rights owned by *********, ********* hereby grants to Supplier a worldwide, non-transferable license to manufacture, sell and distribute the OEM Products and Software without royalty or other compensation to *********. These rights shall extend to Supplier's Subsidiaries, vendors and third party channels of distribution.

     14.5 GRANT OF RIGHTS. Supplier hereby grants to *********, under Supplier's Intellectual Property Rights in the OEM Products, a worldwide, non-transferable, royalty-free, license to sell and distribute all OEM Products. Such license shall be exclusive from the date sellable OEM Products are first shipped to ********* in accordance with the Initial Order until the termination of the nine
            (9) month period following such date. Thereafter, such license shall become non-exclusive, and Supplier hereby reserves its rights to sell and distribute the OEM Products after the expiration of such period. These rights shall extend to ********* Subsidiaries and third party channels of distribution.

     14.6 SOFTWARE LICENSE. If the OEM Products include Software, Supplier hereby grants to *********, under Supplier's Intellectual Property Rights in such Software, a non-transferable, worldwide, fully paid-up license to use and distribute the Software in object code form as integrated with the OEM Products or the ********* Products. Such license to distribute the Software shall be exclusive during the period described in Section 14.5 above. These rights shall extend to ********* Subsidiaries and third party channels of distribution.

     14.7 DOCUMENTATION LICENSE. Supplier hereby grants ********* a non-transferable, worldwide, fully paid up license to use, reproduce, translate, publish and distribute in *********'s name all Documentation or other information, other than confidential information, furnished by Supplier under this Agreement. ********* may reproduce such Documentation without Supplier's logo or other identification of source, subject to affixing copyright notices to all copies of documentation. Such license to distribute shall be exclusive during the period described in
            Section 14.5 above. These rights with respect to the Documentation shall extend to ********* Subsidiaries and third party channels of distribution.

     14.8 ********* PRODUCT CATALOGS AND CORPORATE PRICE LIST. ********* agrees that the ********* Products will appear in each annual Test and Measurement Catalog published by ********* during the Term of the Agreement. ********* further agrees that each ********* Product will be listed on each ********* Corporate Price List issued by ********* as long as this Agreement is in force for such ********* Product. For purposes of this Section 14.8, the term "********* Products" shall mean each OEM Product and the accompanying power cord, rack, mount kit and other supplies and accessories selected by ********* for use with the OEM Product.

15 INFRINGEMENT INDEMNITY

     15.1 SUPPLIER'S DUTY TO DEFEND. Supplier will defend any claim, suit or proceeding brought against *********, its Subsidiaries, subcontractors and customers based on a claim that any OEM Product, including Software, Documentation or a Supplier Mark, constitutes an unauthorized use or infringement of any third party's Intellectual Property Rights. Supplier agrees to pay all damages and costs, including attorney's fees, awarded against *********, its Subsidiaries, subcontractors and customers, or agreed to by Supplier in settlement of such claim.

     15.2 *********'S DUTY TO NOTIFY. ********* shall give Supplier prompt notice of any such claim, suit or proceeding, and shall give Supplier the authority, information and assistance (at Supplier's expense) necessary to handle the defense or settlement thereof. Supplier will not be required to pay or reimburse ********* for attorneys fees and expenses of any counsel representing *********, unless Supplier fails to diligently pursue resolution of the claim or provide ********* with reasonable assurances that it will diligently pursue resolution. If the use of any OEM Product is enjoined as a result of such claim (the "Infringing Product"), Supplier shall, at its sole expense and option:

            (a) Procure for ********* and its customers the rights to continue using the Infringing Product; or

            (b) Replace the Infringing Product with a non-infringing product of equivalent function and performance; or

            (c) Modify the Infringing Product to be non-infringing, without detracting from function or performance.

            In the event that Supplier is unable to procure the right for ********* and its customers to continue using the Infringing Product, replace the Infringing Product with a non-infringing product of equivalent function and performance; or modify the Infringing Product as set forth above, Supplier will refund the purchase price paid by ********* for the Infringing Product upon *********'s return of the Infringing Product.

     15.3 SUPPLIER'S LIMITATIONS. Supplier shall be relieved of its indemnification obligations under this Section 15 to the extent that the claim of infringement arises solely and directly from combination or use of the Infringing Product with products not contemplated under this Agreement, provided that the inclusion of OEM Products with ********* Products shall not be considered an unauthorized combination or use of those products.

     15.4 *********'S DUTY TO DEFEND. ********* will defend any claim, suit or proceeding brought against Supplier or its subcontractors based on a claim that any ********* Product constitutes an unauthorized use or infringement of any third party's Intellectual Property Rights. ********* agrees to pay all damages and costs, including attorney's fees, awarded against Supplier or its subcontractors or agreed to by ********* in settlement of such claim. Supplier shall give ********* prompt notice of any such claim, suit or proceeding, and shall give ********* the authority, information and assistance
            (at *********'s expense) necessary to handle the defense or settlement thereof. For purposes of this Section 15.4 and Section
            15.5 below, the term "********* Product" shall mean the ********* products or systems that will be sold to end-user customers by ********* and *********'s distributors for use with the OEM Products.

     15.5 CLAIMS BASED UPON COMBINATION OR USE. ********* will defend any claim, suit or proceeding brought against ********* and Supplier or its subcontractors based on a claim that the combination or use of any OEM Product, including Software, with any ********* Product or third party product sold by ********* to end-user customers constitutes an unauthorized use or infringement of any third party's Intellectual Property Rights. Each party shall each pay all damages and costs, including attorney's fees, awarded against it, or agreed to by it in settlement of such claim. Supplier shall give ********* prompt notice of any such claim, suit or proceeding, and shall give ********* the authority, information and assistance (at *********'s expense) necessary to handle the defense or settlement thereof. Each party will retain authority to approve any settlement thereof that affects it. In the event that ********* is no longer a party to such claim, suit or proceeding by reason of court order or *********'s reasonable settlement thereof, then *********'s obligation under this Section 15.5 shall cease effective as of the date of such court order or settlement.

16   COUNTRY OF MANUFACTURE AND DUTY DRAWBACK RIGHTS

     16.1 COUNTRY OF ORIGIN CERTIFICATION. Upon *********'s request, Supplier shall provide ********* with an appropriate certification stating the country of origin of OEM Products, sufficient to satisfy the requirement of the customs authorities of the country of receipt and any applicable export licensing regulations, including those of the United States.

     16.2 COUNTRY OF ORIGIN MARKING. Supplier shall mark each OEM Product with the country of origin. Supplier shall, in marking OEM Products, comply with the requirements of the customs authorities of the country of receipt, as instructed by *********.

     16.3 DUTY DRAWBACK. If OEM Products delivered under this Agreement are imported, Supplier shall when possible allow ********* to be the importer of record. If ********* is not the importer of record and Supplier obtains duty drawback rights to OEM Products, Supplier shall, upon *********'s request, provide ********* with documents required by the customs authorities of the country of receipt to prove importation and to transfer duty drawback rights to
            *********.

17   GOVERNMENTAL COMPLIANCE

     17.1 DUTY TO COMPLY. Supplier shall comply with all federal, state, local and foreign laws or regulations applicable to its performance of this Agreement or to OEM Products supplied hereunder. ********* will use best efforts to instruct Supplier as to any applicable foreign laws or regulations; provided, however, that *********'s failure to so instruct Supplier shall not relieve Supplier of its obligation to comply with any applicable foreign laws or regulations. In the event that Supplier has failed to comply with any foreign law or regulation in a country in which Supplier has not otherwise conducted business or sold products within twelve
            (12) months prior to the violation, Supplier will undertake such efforts as are necessary to comply with such foreign law or regulation up to a maximum of $50,000, or such other amount as is covered under Supplier's insurance policies, whichever is greater. ********* will be liable for amounts in excess of $50,000, or such other amount as is covered under Supplier's insurance policies, whichever is greater, necessary for Supplier to comply with any foreign law or regulation applicable to Supplier's performance under this Agreement or to OEM Products supplied hereunder, provided that Supplier has not otherwise conducted business or sold products in such foreign country within twelve (12) months prior to the violation. Notwithstanding any other provision of this Agreement, Supplier shall be fully liable for all costs and damages resulting from Supplier's knowing and willful or criminal violation of any foreign laws or regulations.

     17.2 REPRESENTATIONS. Without limiting the generality of the foregoing, Supplier represents that:

            (a) Supplier shall comply with all equal employment opportunity and non-discrimination requirements prescribed by Presidential Executive Orders, including the requirements of Executive Order 11246, the Vocational Rehabilitation Act, and the Vietnam Era Veterans' Readjustment Assistance Act;

            (b) Each chemical substance contained in OEM Products is on the inventory of chemical substances compiled and published by the Environmental Protection Agency pursuant to the Toxic Substances Control Act;

            (c) All OEM Products shall be shipped in conformance with government or freight regulations and requirements applicable to chemicals;

            (d) Supplier shall provide complete and accurate material safety data sheets prior to shipping any OEM Product if required by any law, rule or regulation; and

            (e) Neither the OEM Products nor any components thereof (i) contains any "class I substance", as that term is defined in 42 U.S.C. Section 7671(3) as now in existence or hereafter amended, or (ii) has been manufactured by Supplier with a process that uses any "class I substance" within the meaning of 42 U.S.C.
                   Section 7671j(d)(2) as now in existence or hereafter amended.

     17.3 PROCUREMENT REGULATIONS. For OEM Products purchased under this Agreement for incorporation into products to be sold under a federal contract or subcontract, those applicable procurement regulations that are required by federal statute or regulation to be inserted in contracts or subcontracts shall upon notice to Supplier be deemed incorporated in this Agreement and made to apply to all Orders issued hereunder with respect to such contract or subcontract.

18   FORCE MAJEURE EVENTS

     18.1 DELAYING CAUSES. Subject to the provisions of this Section, Supplier shall not be liable for any delay in performance under this Agreement caused by any "act of God" or other cause beyond Supplier's control and without Supplier's fault or negligence, or caused by the failure of any of Supplier's vendors to deliver components, materials or services to Supplier on a timely basis and in compliance with Supplier's specifications (each a "delaying cause"). Supplier shall immediately give ********* notice of any delaying cause.

     18.2 ********* OPTION. In the event of a delaying cause, ********* may act in its sole discretion to:

            (a) Terminate this Agreement or any part hereof as to OEM Products not shipped; or

            (b) Suspend this Agreement in whole or in part for the duration of the delaying cause, buy similar products elsewhere, and deduct from any quantities specified under this Agreement the quantity so purchased.

     18.3 RESUMPTION OF AGREEMENT. If ********* elects to purchase other similar products in the event of a delaying cause, ********* may resume performance under this Agreement once the delaying cause ceases and extend the Term up to the length of time the delaying cause endured. Unless ********* gives notice of termination as provided above within thirty (30) days after notice from Supplier of the delaying cause ********* shall be deemed to have elected to suspend this Agreement for the duration of the delaying cause.


19   EVENTS OF DEFAULT

     19.1 NOTICE OF BREACH. If either party is in breach of any provision of this Agreement, the nonbreaching party may, by written notice to the breaching party, except as otherwise prohibited by the United States bankruptcy laws, terminate the whole or any part of this Agreement or any Order, unless the breaching party cures the breach or removes the condition causing the breach within thirty (30) days (or in the case of 19.2(e) below, sixty (60) days) after receipt of notice.

     19.2 CAUSES OF BREACH. For purposes of Section 19.1 above, the term "breach" shall include without limitation any:

            (a) Proceeding, whether voluntary or involuntary, in bankruptcy or insolvency by or against a party;

            (b) Appointment, with or without a party's consent, of a receiver or an assignee for the benefit of creditors;

            (c) Failure by Supplier to make a delivery of OEM Products in accordance with the requirements of this Agreement or any Order;

            (d) Failure by Supplier to replace or repair OEM Products not complying with the product warranty in Section 10.1 in a timely manner as required thereby;

            (e) Failure by Supplier to perform its support obligations as required by Section 11 above;

            (f) Failure by ********* to pay for the OEM Products when due as provided herein; or

            (g) Other failure by a party to comply with any material provision of this Agreement (including any exhibit hereto) with additional failure to provide the nonbreaching party, upon request, with reasonable assurances of future performance.

     19.3 *********'S RIGHTS UPON BREACH. In the event ********* terminates this Agreement in whole or in part as provided above, in addition to any other remedies provided ********* hereunder, ********* may procure, upon such terms and in such manner as ********* reasonably deems appropriate, products similar to the OEM Product provided hereunder as to which this Agreement is terminated. If ********* procures a similar product, then Supplier shall reimburse ********* upon demand an amount equal to (a) *********'s actual documented direct costs incurred in purchasing such similar product up to a maximum of two times the price of the applicable OEM Product set forth on the Order, minus (b) the price of the applicable OEM Product set forth on the Order; provided further that such reimbursement shall be limited to the procurement of products similar to and not exceeding the quantities of OEM Products subject to Orders accepted by Supplier prior to the date of termination of this Agreement.

            Supplier shall not be required to reimburse ********* under this
            Section 19.3 in the event such termination occurs as a result of a breach by Supplier that is related to an infringement claim by a third party. Supplier shall continue the performance of this Agreement to the extent not terminated under the provisions of this Section.

20   CONFIDENTIAL INFORMATION

     20.1 CONFIDENTIAL INFORMATION. During the Term, either party may receive or have access to technical or strategic information, including, though not limited to, information or data concerning a party's products or product plans, business operations, strategies, customers and related business information which the disclosing party considers to be confidential ("Confidential Information"). All Confidential Information shall be labeled [********* or Supplier] Confidential and shall be used by only those employees of the receiving party who have a need to know such information for the purposes related to this Agreement. Confidential Information shall only be disclosed to the receiving party's subcontractors with the prior written approval of the disclosing party. For the purposes of this Agreement, all technical information, forecasts and ********* marketing plans, organizational charts and supplier names, and all information exchanged between the parties under the Confidentiality Agreements dated May 3, 1996 and May 14, 1996, as amended, shall be deemed Confidential Information.

     20.2 NONDISCLOSURE. The receiving party shall protect Confidential Information of the disclosing party from the unauthorized disclosure to third parties with the same degree of care as the receiving party uses for its own similar information for a period of five years from the date of termination of this Agreement. The foregoing restriction shall not apply to any information that is
            (a) already known by the receiving party prior to disclosure, (b) independently developed by the receiving party prior to or independent of the disclosure, (c) publicly available through no fault of the receiving party, (d) rightfully received from a third party with no duty of confidentiality, (e) disclosed by the receiving party with the disclosing party's prior written approval, or (f) disclosed under operation of law.

21   LIMITATION OF LIABILITY

     EXCLUDING THE PARTIES' OBLIGATIONS UNDER SECTION 15 ABOVE, NEITHER PARTY SHALL BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING BUT NOT LIMITED TO LOSS OF PROFITS) ARISING OUT OF ANY PERFORMANCE OF OR FAILURE TO PERFORM THIS AGREEMENT OR THE PROVISIONS OR OBJECTIVES OF THIS AGREEMENT, REGARDLESS OF WHETHER SUCH DAMAGES ARE BASED ON TORT, WARRANTY, CONTRACT OR ANY OTHER

     LEGAL THEORY, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

22   TERMINATION

     22.1 TERMINATION FOR CONVENIENCE. ********* may terminate this Agreement at any time for any reason by providing Supplier with nine (9) months advance written notice, and Supplier may terminate this Agreement at any time for any reason by providing ********* with eighteen (18) months advance written notice.

     22.2 OUTSTANDING ORDERS. All Orders issued to and accepted by Supplier prior to the expiration or termination of this Agreement shall be fulfilled pursuant to and subject to the terms of this Agreement, even if the Delivery Dates are after expiration or termination.

     22.3 RETURN OF ********* PROPERTY AND CONFIDENTIAL INFORMATION. Upon expiration or termination of this Agreement, Supplier shall return all ********* Property to *********, and each party shall return all Confidential Information of the other party (and all copies thereof). All such ********* Property shall be in good condition, normal wear and tear excepted. The party to whom Confidential Information or ********* Property is to be returned shall determine the manner and procedure for return.

     22.4 SURVIVING PROVISIONS. Notwithstanding the expiration or early termination of this Agreement, the provisions regarding Payment procedures in Section 5.3; Insurance in Section 6.1 and 6.2; Warranties in Section 10, Support Services in Section 11.1, 11,3, 11,6 and 11.7, Intellectual Property Rights in Section 14.4; Infringement Indemnity in Section 15, Force Majeure in Section 18.1; Confidential Information in Section 20, Limitation of Liability in Section 21, Assurance of Continued Supply in
            Section 22.5, the Miscellaneous provisions in Section 23, and Exhibit C shall each survive in accordance with their terms. All licenses granted to *********'s end user customers prior to the date of expiration or termination shall survive. In addition, the nontransferable, worldwide, fully paid-up licenses granted to ********* under Section 14.6 and 14.7 shall survive the expiration or early termination of this Agreement, but only for the sole purpose of allowing ********* to provide ongoing support to its customers with respect to OEM Products in the field in accordance with its rights under Section 11.

     22.5 ASSURANCE OF CONTINUED SUPPLY. Immediately upon the termination of this Agreement by ********* pursuant to Section 19.1, or within eighteen (18) months after notice of discontinuance from Supplier pursuant to Section 12.1, Supplier shall grant to an unaffiliated third party, selected by Supplier and approved by *********, a nonexclusive license (with a reasonable royalty and upon other reasonable terms and conditions, including a reasonable price for the products to be paid by *********) to manufacture the affected
            OEM Products for the remaining Term of the Agreement, and Supplier shall release to such third party all technical information and other material necessary for such manufacture.

23   MISCELLANEOUS

     23.1 NOTICES. The addresses for notices shall be the addresses for the Program Managers as specified in EXHIBIT D. All notices that are required or permitted to be given under this Agreement shall be in writing. Notices shall be validly given upon the earlier of confirmed receipt by the recipient's Program Manager or three (3) days after dispatch by registered mail, postage prepaid, in any post office in the United States addressed to the other party's Program Manager. Notices may be delivered by telefax or by courier and shall be validly given upon confirmed receipt by the recipient's Program Manager. Either party may change its address for purposes of notice by giving written notice to the other party in accordance with these provisions.

     23.2 EXHIBITS. The following Exhibits attached to this Agreement shall be deemed a part of this Agreement and incorporated herein by reference:

            (a)    Exhibit A:     OEM Products and Specifications
            (b)    Exhibit B:     Supplier's Prices
            (c)    Exhibit C:     Support Terms
            (d)    Exhibit D:     Program Managers
            (e)    Exhibit E:     Large Orders
            (f)    Exhibit F:     Quality System Requirements

     23.3 INDEPENDENT CONTRACTORS. The relationship of the parties established under this Agreement is that of independent contractors. This Agreement shall not be construed to establish a partnership, joint venture, agency or other similar relationship between the parties. Neither party shall enter into any commitment on behalf of the other party.

     23.4 ASSIGNMENT. Neither ********* nor Supplier shall delegate any duties or assign any rights or claims under this Agreement, other than an assignment of accounts receivable by Supplier. Any such attempted delegation or assignment shall be void. Notwithstanding the foregoing, either party may assign this Agreement to a successor entity that acquires all or substantially all of its business in a "Change of Control" under the procedures set forth below, and Supplier may assign its rights to receive payments under this Agreement. A "Change of Control" shall mean any acquisition of all or substantially all the business of such party, whether by merger, consolidation, operation of law, sale of assets or otherwise or any assignment by operation of law. Each party shall use best efforts to provide the other party with thirty (30) days prior written notice in the event of its "Change of Control". Upon such notice, the assigning party shall promptly provide the non-assigning party with all non-confidential information relating to the "Change of Control" reasonably requested by the non-assigning party. Upon receipt of such "Change of Control" notice, the non-assigning party shall have the right to terminate this Agreement if, in its reasonable opinion, the "Change of Control" would be detrimental to the performance of this Agreement or to the non-assigning party's business. In the event that the non-assigning party elects to exercise its right to terminate this Agreement, the non-assigning party shall so notify the other party in writing within thirty (30) days after receipt of the "Change of Control" notice. Prior to a "Change of Control", each party agrees to notify all potential assignees of the provisions of this Section 23.4, and of the non-assigning party's election of its right to terminate this Agreement, if so exercised.

     23.5 NO WAIVER. The waiver of any term, condition, or provision of this Agreement by ********* or Supplier must be in writing. No such waiver shall be construed as a waiver of any other term, condition, or provision except as provided in writing, nor as a waiver of any subsequent breach of the same term, condition, or provision.

     23.6 DEFINITION OF DAYS. All references to this Agreement to "days" shall, unless otherwise specified herein, mean calendar days.

     23.7 HEADINGS. The Section headings used in this Agreement are for convenience of reference only. They shall not limit or extend the meaning of any provision of this Agreement, and shall not be relevant in interpreting any provision of this Agreement.

     23.8 NO PUBLICATION. Neither party shall publicize or disclose to any third party (including but not limited to publication or disclosure by issuing a press release) without the written consent of the other party, the terms or existence of this Agreement except as required by law.

     23.9 SEVERABILITY. The terms of this Agreement shall be applicable severally to each product provided hereunder. Any dispute affecting either party's rights or obligations as to any such product shall not affect the rights granted hereunder as to any other product, subject to the default provisions of Section 19 above.

     23.10 ENTIRE AGREEMENT. This Agreement comprises the entire understanding between the parties and supersedes any previous communications, representations, or agreements, whether oral or written. No modification of this Agreement shall be binding on either party unless in writing and signed by an authorized representative of each party.

     23.11 GOVERNING LAW. This Agreement shall be interpreted and governed in all respects by the laws of the State of California without reference to any choice of laws provisions. Supplier and ********* hereby consent to the jurisdiction and venue of such courts.


APPROVED AND AGREED TO:

EIP MICROWAVE, INC.                        *********


By:__________________________               By:_________________________

Printed Name:__________________             Printed Name:_________________

Title:_________________________             Title:________________________

Date:_________________________              Date:_________________________

                                      EXHIBIT A

                           OEM PRODUCTS AND SPECIFICATIONS


OEM PRODUCTS

*********- 20 GHz counter
*********- 26.5 GHz counter
*********- 46 GHz counter

The foregoing OEM Products include all associated operating software and are available with a High Stability Timebase Option and/or a Battery Option. All OEM Products will be shipped to ********* with a Certificate of Calibration, a complete manual set, and in ********* shipping package. The replacement parts identified in Exhibit B are also included as OEM Products.

SPECIFICATIONS

1) The following table shows the operating specifications for the *********OEM Products. *********

                                      EXHIBIT B

                                  SUPPLIER'S PRICES

1   SUPPLIER PRICES

    1.1 MAINFRAME & OPTIONS Supplier agrees to provide ********* with the OEM Products described in Exhibit A for the following prices. Average monthly run rate will be determined as of the date the applicable order is accepted by Supplier:

          *********


    1.2 REPLACEMENT PARTS Supplier agrees to provide ********* with the following replacement parts at the following prices:

          *********
    1.3 SERVICE RATES Supplier agrees to perform repair work other than refurbishing Parts at the rate of $********* per hour.

2   LARGE ORDERS

    For Orders meeting the Large Order requirements in EXHIBIT E, ********* shall receive discounts shown in that Exhibit.

                                      EXHIBIT C

                                    SUPPORT TERMS


Supplier hereby agrees to provide the following parts and service for the OEM Products.

1   REPAIR PROCESS OVERVIEW

    ********* repair facilities worldwide will repair the OEM Products using replacement Parts supplied through *********'s distribution system. Refurbishing of Parts will be done by Supplier. Supplier agrees to use its reasonable commercial efforts to refurbish Parts within 5 business days or less after receipt of such Parts from *********.

2   PARTS

    2.1 AVAILABILITY Supplier will make Parts available for purchase by ********* distribution system. Delivery shall be reasonable for quantities ordered.

    2.2 SUPPLIER REFURBISHED PARTS Refurbished Parts in the ********* distribution system will be identified by distinct part numbers and be coded with date of last repair.

    2.3 FAILED REFURBISHED PARTS Refurbished Parts that fail will, at *********'s discretion, be returned to Supplier at Supplier's expense. Refurbished Parts that cannot be repaired will be replaced with new Parts at refurbished prices per EXHIBIT B. New parts shall have 100% backward compatibility. Supplier will collect failed product data and create a pareto of component and or workmanship faults by Part. Supplier shall provide this information to ********* quarterly or as requested.

    2.4 DOA PARTS Parts returned which are DOA (dead on arrival) will be identified with a special mark. Any Part being returned twice with DOA will be replaced at Supplier's expense.

    2.5 TESTS Parts returned in which "no trouble found" shall be tested before being placed back into the supply system.

3   PRICING

    3.1 NON-WARRANTY REPAIRS For failures not covered by the warranty terms of Section 10.1 of the Agreement, Supplier will provide Parts and repair services to ********* at the prices noted in EXHIBIT B.

    3.2   WARRANTY REPAIRS For failures covered by the warranty terms of
          Section 10.1 of the Agreement, Supplier will provide Parts and repair services to *********, and Supplier will reimburse ********* for the cost of Parts and labor at rates no higher than the internal rates paid by ********* to its service centers. For each warranty repair by *********, ********* will provide Supplier with a repair report containing information reasonably requested by Supplier and, upon request, all defective parts.

4   SUPPORT DOCUMENTATION AND TRAINING

    4.1 MANUALS Supplier shall generate and update operating, service and programming manuals in the English language as part of the Documentation for the OEM Product. ********* will be responsible for any translations of manuals into other languages. Supplier will cooperate with ********* in providing manuals on Microsoft Word compatible diskettes or hardcopy as requested by translators. Supplier will use reasonable efforts to cause the OEM product manuals to have the look and feel of the ********* manuals currently being sold by *********. The manuals shall contain the following sections.

          a)   Introduction to the product
          b)   Getting started information
          c)   Operating and Performance verification
          d)   Troubleshooting
          e)   Parts list
          f)   Programming information

    4.2 SHIPPING Supplier shall when requested by ********* provide a certificate of conformance as part of the shipping documentation for *********'s customers.

    4.3 TRAINING Supplier shall provide technical training in accordance with Section 13 prior to delivery of the first production units at a mutually agreed upon time and place. Training will include the following topics and be fully documented.

          a)   Troubleshooting of the product for failure diagnosis
          b)   Applications training
          c)   Programming training including command set and conditions
          d)   Function training for *********'s customers

5   LARGE ORDERS

    Supplier shall from time to time as requested by ********* provide additional support for Large Orders as described in Exhibit E. ********* will compensate Supplier for costs incurred to provide this additional support at charges to be mutually agreed.

                                      EXHIBIT D

                                   PROGRAM MANAGERS

*********

                                      EXHIBIT E

                                     LARGE ORDERS

1   DEFINITION

    A "LARGE ORDER" means any Order that is identified on its face by ********* as a "Large Order" and consists of at least ********* units with the same configuration (Model *********) to be resold to one customer. The units delivered by Supplier under any Large Order may be sold by ********* only to the same customer for whom the Large Order was placed.

    *********

2   DISCOUNTS

    The following discounts are applicable to Models  ********* on Large
    Orders.

    *********

3   ADDITIONAL SUPPORT

    For Large Order transactions, Supplier shall use reasonable efforts to provide from time to time the following types of support to ********* and its customers as reasonably required by *********:

    a) Provide Component Level Information Package (CLIP). CLIP will include schematics, component locator drawings, parts lists with vendors and an indented bill of material.

    b) Technical support to provide customer specific versions of operating, programming and service manuals.

    c)    Engineering services to modify products to *********'s requirements.

    d)    Perform Mil Calibration, with and without data, before shipment to
          *********.

    e) Affix bar code markings and Mil-Std-130/Warranty labels, before shipment to *********.

    f)    Technical support to develop technical proposals.

    g)    Technical support to develop and perform First Article Tests.

    h)    Support for Government Configuration Control requirements.

    i) Any other support reasonably required by ********* to meet *********'s customer needs.

    ********* will compensate Supplier for costs incurred to provide this additional support at charges to be mutually agreed.

                                      EXHIBIT F

                             QUALITY SYSTEM REQUIREMENTS

1   QUALITY PROCESSES

    1.1 QUALITY SYSTEMS. Supplier shall maintain systems that ensure a high level of quality. At a minimum, ********* expects Supplier's system to include:

          a) internal audit programs to help assure the quality of products and internal processes; and

          b) systems to collect information on product failures and improve production processes; and

          c) processes which allow customers to provide feedback on products.